UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2008

ENERJEX RESOURCES, INC.
(Name of small business issuer in its charter)

Nevada	000-30234	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Corporate Woods, Suite 350 10975 Grandview Drive Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 754-7754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Approval of EnerJex Resources, Inc. Stock Incentive Plan

On October 14, 2008, at the annual meeting of stockholders of EnerJex Resources, Inc. (the “Company”), stockholders approved a proposal to amend and restate the EnerJex Resources, Inc. Stock Option Plan (the “Option Plan”) to (i) rename the Option Plan the EnerJex Resources, Inc. Stock Incentive Plan (the “Plan”), (ii) increase the maximum number of shares of the Company’s common stock that may be issued under the Plan from 1,000,000 to 1,250,000, and (iii) add restricted stock as an eligible award that can be granted under the Plan. A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

A summary description of the terms of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 19, 2008.  The section of the definitive proxy statement entitled “Proposal 2. Approval to Amend and Restate the EnerJex Stock Option Plan” on pages 16 to 19 is incorporated herein by reference.

Indemnification Agreements

Also on October 14, 2008, the Company entered into an identical indemnification agreement with each member of the Board of Directors and its executive officers (the “Indemnification Agreements”). The Indemnification Agreements provide that the Company will indemnify each such director or executive officer to the fullest extent permitted by Nevada law if he or she becomes a party to or is threatened with any action, suit or proceeding arising out of his or her service as a director or executive officer of the Company. The Indemnification Agreements also provide that the Company will advance, if requested by an indemnified person, any and all expenses incurred in connection with any such proceeding, subject to reimbursement by the indemnified person should a final judicial determination be made that indemnification is not available under applicable law. The Indemnification Agreements further provide that if the Company maintains directors’ and officers’ liability coverage, each indemnified person shall be included in such coverage to the maximum extent of the coverage available for the Company’s directors or executive officers.

The foregoing description of the Plan and the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the Plan and the Indemnification Agreements, as applicable, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated in this report by reference.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The disclosures made under Item 1.01 above regarding the Plan are hereby incorporated by reference into this Item 5.02(e).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	EnerJex Resources, Inc. Stock Incentive Plan
10.2	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

By:	/s/ Steve Cochennet
Steve Cochennet, Chief Executive Officer

Date: October 15, 2008